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                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                                                                   Exhibit 99.07



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7

                -----------------------------------------------

                Monthly Period:                    12/01/96  to
                                                   12/31/96
                Distribution Date:                 01/15/97
                Transfer Date:                     01/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                               $4.83750000
                              Class B                                5.02083340
                              Collateral Inv. Amt.                   5.13942865
                                                          ----------------------
                              Total (weighted avg.)                 $4.88111933

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $4.83750000
                              Class B                                5.02083340
                              Collateral Inv. Amt.                   5.13942865
                                                          ----------------------
                              Total (weighted avg.)                 $4.88111933
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $0.00000000
                              Class B                                0.00000000
                              Collateral Inv. Amt.                   0.00000000
                                                          ----------------------
                              Total                                 $0.00000000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $78,845,534.51
                              Class B                              6,177,596.01
                              Collateral Inv. Amt.                 9,967,062.10
                                                          ----------------------
                              Total                              $94,990,192.62
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $10,669,841.44
                              Class B                                835,590.85
                              Collateral Inv. Amt.                 1,349,806.07
                                                          ----------------------
                              Total                              $12,855,238.36
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                          $10,669,841.44
                                                          ======================


    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period
                                                             $19,169,342,494.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
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        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)

                              Class A                           $750,000,000.00
                              Class B                             58,735,000.00
                              Collateral Inv. Amt.                94,880,000.00
                                                          ----------------------
                              Total                             $903,615,000.00
                                                          ======================

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    3.912%
                              Class B                                    0.306%
                              Collateral Inv. Amt.                       0.495%
                                                          ----------------------
                              Total                                      4.713%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances
        in the Accounts which were delinquent as of             Aggregate
        the end of the day on the last day of the                 Account
        Monthly Period                                            Balance
                                                          ----------------------

        (a)  35 - 64 days                                       $349,530,813.02
        (b)  65 - 94 days                                        244,012,626.63
        (c)  95 - 124 days                                       175,806,841.80
        (d)  125 - 154 days                                      146,575,338.24
        (e)  155 - 184 days                                      121,197,342.06
        (f)  185 or more days                                     95,003,107.18
                                                          ----------------------
                              Total                           $1,132,126,068.93
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $3,381,881.66
                              Class B                                264,846.43
                              Collateral Inv. Amt.                   427,830.58
                                                          ----------------------
                              Total                               $4,074,558.67
                                                          ======================

        (b)  The amount set forth in paragraph 5(a)
             above in respect of the Monthly Investor
             Default Amount, per original $1,000
             interest

                              Class A                                     $4.51
                              Class B                                      4.51
                              Collateral Inv. Amt.                         4.51
                                                          ----------------------
                              Total                                       $4.51
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the
              Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
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        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

    7.  Investor Servicing Fee.
        -----------------------

        (a)  The amount of the Investor Monthly
             Servicing Fee payable by the Trust
             to the Servicer for the Monthly
             Period

                              Class A                               $937,500.00
                              Class B                                 73,418.75
                              Collateral Inv. Amt.                   118,600.00
                                                          ----------------------
                              Total                               $1,129,518.75
                                                          ======================

        (b)  The amount set forth in paragraph 7(a)
             above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                                1.25000000
                              Collateral Inv. Amt.                   1.25000000
                                                          ----------------------
                              Total                                 $1.25000000
                                                          ======================


    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
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    9.  Collateral Invested Amount.
        ---------------------------

        (a)   The amount of the Collateral Invested
              Amount as of the close of business on the
              related Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $94,880,000.00

        (b)   The Required Collateral Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month          $94,880,000.00

    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
        Date). The amount of a Certificateholder's pro rata share of the Investor Participation
        Amount can be determined by multiplying the original denomination of the holder's
        Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  1.00000000

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               11.66%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.82%


C.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    1.  Accumulation Period.
        --------------------

        (a)   Accumulation Period commencement date                    10/31/98

        (b)   Accumulation Period Length (months)                             1

        (c)   Accumulation Period Factor                                  18.85

        (d)   Required Accumulation Factor Number                            11

        (e)   Controlled Accumulation Amount                    $750,000,000.00

        (f)   Minumum Payment Rate (last 12 months)                       9.54%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
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    2.  Principal Funding Account.
        --------------------------

     Beginning Balance                                                    $0.00
        Plus: Principal Collections for Related Monthly
              Period from Principal Account                                0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                           0.00
        Less: Withdrawals to Finance Charge Account                        0.00
        Less: Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                        $0.00

    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                       N/A

        Less: The amount deposited into the
              Principal Funding Account for the
              Previous Monthly Period                                       N/A
                                                          ----------------------

              Accumulation Shortfall                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================



    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

              Principal Funding Investment Shortfall                        N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 8


D.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.
        ----------------------------------

        (a)   Required Reserve Account Amount
              percentage (0.5% of Class A Invested
              Amount or other amount designated by
              Transferor)                                                 0.00%

        (b)   Required Reserve Account Amount ($)                         $0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                               $0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                               $0.00


    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                       N/A

    3.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                      4.04%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                     FIRST USA BANK
                                     as Servicer

                                     By: /s/ W. Todd Peterson
                                         ------------------------------
                                         W. Todd Peterson
                                         Vice President